UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MOVING iMAGE TECHNOLOGIES, INC.

(Name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

ONLINE VOTING To vote your proxy electronically, please go to www.vstocktransfer.com/proxy You must reference your 12-digit control number listed below. Vstock Transfer, LLC 18 Lafayette Place Woodmere, New York 11598 CONTROL # REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS Have this notice available when you request a paper or electronic copy of the proxy materials: By telephone please call (toll free) 1-855-987-8625 or by email at: vote@vstocktransfer.com Please include the company name and your account number in the subject line. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 MOVING iMAGE TECHNOLOGIES, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 12, 2024. This is not a ballot. This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Make your request for a copy as instructed below on or before February 27, 2024 to facilitate a timely delivery. ACCESSING YOUR PROXY MATERIALS ONLINE The following Proxy Materials are available to you to review at - Notice of Annual Meeting of Stockholders; - Proxy Statement for the Annual Meeting of Stockholders (including all attachments thereto); - The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders; - Additional soliciation materials, if any, and; - Annual Report on Form 10-K for year ended June 30, 2023. https://investors.movingimagetech.com/ PROXY STATEMENT OVERVIEW The Annual Meeting of Stockholders of TEST ISSUE REF 1999 (the "Company") will be held at 10:00 a.m., local time, March 12, 2024 at the offices of the Company located at 17760 Newhope Street, Suite B, Fountain Valley, CA 92708. The Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations. 1. To elect five directors to serve for a one year term until the annual meeting of stockholders in 2025; and 2. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024. Note: Such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, please follow the instructions above. * SPECIMEN * AC:ACCT9999 90.00